0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Second Quarter 2022 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statementsˮ within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACREˮ or, the “Companyˮ), Ares Commercial Real Estate Management LLC (“ACREMˮ), a subsidiary of Ares Management Corporation (“Ares Corp.ˮ), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the returns on current and future investments, rates of repayments and prepayments on ACRE’s mortgage loans, availability of investment opportunities, ACRE’s ability to originate additional investments and completion of pending investments, the availability of capital, the availability and cost of financing, imposition of margin calls or valuation adjustment events in connection with such financings, market trends and conditions in ACRE’s industry and the general economy, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, currency fluctuations and challenges in the supply chain; the level of lending and borrowing spreads, commercial real estate loan volumes, the impact of the novel Coronavirus (“COVID-19ˮ) pandemic and significant market volatility on ACRE’s business, ACRE’s borrowers, ACRE’s industry and the global economy, ACRE’s ability to pay future dividends at historical levels or at all, government-sponsored enterprise activity and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SECˮ). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Managementˮ) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Aresˮ unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operationsˮ and Part I., Item 1A. “Risk Factorsˮ in ACRE’s Annual Report on Form 10-K for the year ended December 31, 2021 and Part II., Item 1A. "Risk Factors" in ACRE's Quarterly Report on Form 10-Q for the three months ended June 30, 2022. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. 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0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Company Highlights As of June 30, 2022, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protect against market loss. 1. Based on commitment amount for new loan commitments closed in Q2 2022. 2. Distributable Earnings is a non-GAAP financial measure. See page 20 for Distributable Earnings definition and page 19 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. As of July 28, 2022, includes $117 million of unrestricted cash and $75 million of available financing proceeds under the secured revolving funding agreement with City National Bank ("CNB Facility"). 4. Based on LIBOR and SOFR rates as of June 30, 2022 and LIBOR and SOFR floors in place. Loan Portfolio $2.6 billion outstanding principal balance 99% Senior Loans Well diversified portfolio with multifamily comprising 66% of Q2 2022 originations(1) Well- Positioned for the Current Environment 98% floating rate loans $192 million of available capital(3) Positive benefit from rising interest rates with 82% of loans and 64% of debt being interest rate sensitive(4) TBD - D:E ratio highlight, dividend highlight Earnings and Dividends $0.38 Distributable Earnings(2) per diluted common share Declared Q3 2022 regular dividend of $0.33 plus $0.02 supplemental dividend per common share Strong Ares Sponsorship $334 billion ARES AUM $50 billion ARES real estate platform AUM Benefits from market intelligence and deep relationships

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q2 2022 Results and Activity Earnings Results • GAAP net income of $0.20 per diluted common share • Distributable Earnings of $0.38 per diluted common share • Book value per outstanding common share of $14.44 • Cash dividend of $0.33 and supplemental cash dividend of $0.02(1) Portfolio Activity and Performance • Portfolio with $2.6 billion in outstanding principal balance • Closed $356 million in new commitments, with $311 million in outstanding principal funded(2) • $125 million in full or partial loan repayments Balance Sheet Positioning • Moderate leverage with total debt to equity ratio of 2.3x and recourse debt to equity ratio of 1.2x(3) • Raised $103 million through a common equity offering that priced above book value per share • Well-positioned for potential material increases in short-term interest rates with 98% of the loan portfolio in floating rate assets combined with 36% of total debt which is either fixed rate or protected by interest rate hedging Recent Developments • Established a stock repurchase program of up to $50 million • On July 29, 2022, declared a cash dividend for third quarter 2022 of $0.33 per common share and a supplemental cash dividend of $0.02 per common share Note: As of June 30, 2022, unless otherwise noted. 1. There is no assurance dividends will continue at these levels or at all. 2. Outstanding principal funded includes fundings on previously originated loans. 3. Total debt to equity ratio of 2.4x and recourse debt to equity ratio of 1.3x including CECL reserve.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 27% 22% 19% 22% 10% Southeast West Midwest Mid-Atlantic / Northeast Southwest 33% 20%9% 11% 11% 8% 6% 2% Office Multifamily Industrial Mixed-Use Hotel Self Storage Residential/Condo Student Housing Loan Portfolio Positioning and Performance Note: As of June 30, 2022, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Weighted average unpaid principal balance of loan portfolio of $2.507 billion during Q2 2022. 2. Based on outstanding principal balance. 3. Excludes impact of two loans on non-accrual status. Including the two non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment is 6.2%. Portfolio Metrics By Asset Type Focused and Geographically Diverse Portfolio(2) By Geography and July 2022 62% in multifamily, office and industrial Outstanding principal balance(1) $2.6 billion Number of loans 78 Percentage of senior loans(2) 99% Percentage of floating loans(2) 98% Weighted average unleveraged effective yield(3) 6.3%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 Note: Differences may arise due to rounding. 1. Based on commitment amount for new loan commitments closed in Q2 2022. 2. Outstanding principal funded includes fundings on previously originated loans. 3. Represents outstanding principal balance. $2,439 $2,625 Fundings Repayments Q1 2022 Portfolio Q2 2022 Portfolio Q2 2022 Portfolio Activity $356 million new commitments 8 new loans New Investment Commitments 100% senior loans [-] portfolio growth from Q1-21 ($ in millions) 66% 23% 11% Multifamily Office Self Storage Loan Origination Composition(1) 100% floating rate loans Portfolio Activity 5.8% weighted average unleveraged effective yield $311 million outstanding principal funded(2) $125 (3) (3) (2) $311

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Well-Positioned Balance Sheet Note: As of June 30, 2022, unless otherwise noted. Diversification does not ensure profit or protect against market loss. 1. Weighted average unpaid principal balance of $1.849 billion across all financings for Q2 2022. 2. See page 11 for additional details on sources of funding. 3. Based on outstanding principal balance. 4. Excludes CECL reserve. Total debt to equity ratio of 2.4x including CECL reserve. 5. Secured funding agreements are not subject to capital markets mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. Diversified Sources of Financing(3) Total capacity across all financings(1) $2.3 billion Sources of financing(2) 8 Percentage of non-recourse financing(3) 46% Debt to equity ratio(4) 2.3x Spread based mark to market provisions(5) 0% 46% 8% 46% Secured Funding Agreements Secured Term Loan CLO Securitizations Financing Metrics Decrease in Expenses with Increase in Scale(6) $468,389 $651,595 $679,936 3.60% 3.13% 3.10% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022 1.85% 1.27% 1.26% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Well-Positioned for Potential Rise in Short-Term Interest Rates Interest Rate Sensitivity to Benchmark Interest Rate Index(1) Changes Note: As of June 30, 2022, unless otherwise noted. 1. Benchmark Interest Rate Index represents the interest rates indexed to LIBOR and SOFR. 2. The chart estimates the hypothetical increases in Distributable Earnings per share for the twelve month period ended June 30, 2022, assuming (1) an immediate increase or decrease in 30-day Benchmark Interest Rate Index as of June 30, 2022, (2) no change in the outstanding principal balance of our loans held for investment portfolio and borrowings as of June 30, 2022 and (3) no changes in the notional amount of the interest rate swap agreement entered into as of June 30, 2022. 3. Represents the hypothetical impact to Distributable Earnings per share if we did not enter into interest rate swap agreement as of the reporting date. 4. Based on LIBOR and SOFR rates as of June 30, 2022 and LIBOR and SOFR floors in place. ($ per share) 98% of the loan portfolio in floating rate assets combined with 52% of outstanding floating rate financing protected by hedging transactions in a rising interest rate environment 82% of loans and 64% of debt is interest rate sensitive(4) 98% floating rate loans 36% of total debt is either fixed rate or protected by interest rate hedging $(0.05) $0.04 $(0.04) $0.01 $0.06 $0.06 $0.13 $0.21 $0.29 $0.37 $0.11 $0.24 $0.37 $0.50 $0.63 0.50% 1.00% 1.50% 2.00% 2.50% Change in Benchmark Interest Rate Index from June 30, 2022 Spot Rate With Hedging Without Hedging(3) Annual estimated increase in Distributable Earnings per share(2)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 8 Dividend Coverage (per share) 1.2x 1.1x 1.0x 1.1x 1.1x Supplemental dividend of $0.02 Distributable Earnings 2018 2019 2020 2021 Q2 2022 LTM $0.29 $0.31 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0.26 $0.28 $0.30 $0.32 $0.34 $0.36 History of Growing and Consistent Dividends 1. There is no assurance that dividends will be paid at historical levels or at all. 2. Dividend declared but not paid. Q3 2022 dividend and supplemental cash dividend will be payable on October 17, 2022 to common stockholders of record as of September 30, 2022. Dividend History(1) Full Dividend Coverage from Distributable Earnings $1.16 $1.32 $1.40 $1.32 $1.36 $1.50 $1.41$1.43 Dividend Dividend Dividend Dividends (per share) Dividend $1.40 $1.55 Dividend (2)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 10 Current Expected Credit Losses • No specific loan impairments on loan portfolio • Increase in CECL reserve of $7.8 million (bifurcated between an increase in funded commitments provision of $7.2 million and an increase in unfunded commitments provision of $0.6 million) primarily attributable to growth in the loan portfolio and other changes to the loan portfolio ($ in thousands) Balance at 3/31/2022 $ 24,653 Provision for CECL 7,768 Balance at 6/30/2022 $ 32,421 34% 7% 34% 14% 2% 1% 4% 4% Office Hotel Residential/Condominium Multifamily Mixed-use Student Housing Industrial Self Storage 94% 6% Senior Loans Sub. Debt & Pref. Equity Investments Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Loan Type

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Balance Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $450.0 $357.5 Base Rate(1)+1.50 to 2.75% Credit Citibank Facility 325.0 273.3 Base Rate(1)+1.50 to 2.10% Credit CNB Facility 75.0 — SOFR+2.65% Credit Morgan Stanley Facility 250.0 201.6 Base Rate(1)+1.50 to 3.00% Credit MetLife Facility 180.0 20.7 Base Rate(1)+2.10 to 2.50% Credit Subtotal $1,280.0 $853.1 Capital Markets Secured Term Loan $150.0 $150.0 4.50% Credit 2017-FL3 Securitization 445.6 445.6 LIBOR+ 1.70% None 2021-FL4 Securitization 408.2 408.2 LIBOR+ 1.27% None Subtotal $1,003.8 $1,003.8 Total Debt $2,283.8 $1,856.9 Note: As of June 30, 2022. 1. The base rate is LIBOR for loans pledged prior to December 31, 2021 and SOFR for loans pledged subsequent to December 31, 2021.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $151.5 $151.5 $151.2 L+3.60% 1.5% 5.8% Mar 2023 I/O 2 Senior Diversified Jan 2020 122.6 114.6 114.5 L+3.65% 1.6% 5.9% Jan 2023 I/O 3 Senior AZ Sep 2021 115.7 77.4 76.7 L+3.50% 0.1% 5.7% Oct 2024 I/O 4 Senior NC Mar 2019 69.3 69.3 69.2 L+4.25% 2.4% 7.0% Mar 2023 P/I 5 Senior NC Aug 2021 85.0 65.0 64.5 L+3.55% 0.2% 5.8% Aug 2024 I/O 6 Senior NY Jul 2021 81.0 64.1 63.4 L+3.85% 0.1% 6.0% Aug 2025 I/O 7 Senior IL Nov 2017 61.0 61.0 60.9 L+3.75% 1.3% 5.8% Dec 2022 I/O 8 Senior IL May 2018 58.9 56.9 56.8 S+3.95% 2.0% 6.2% Jun 2023 I/O 9 Senior GA Nov 2019 56.2 48.2 48.2 L+3.05% 2.0% 5.7% Dec 2022 I/O 10 Senior CA Oct 2019 37.2 32.6 32.6 L+3.35% 2.0% 6.0% Nov 2022 I/O 11 Senior IL Dec 2019 41.9 30.2 30.1 L+3.80% 1.8% 6.2% Jan 2023 I/O 12 Senior NC Apr 2019 30.5 28.5 28.3 L+3.53% 2.3% 6.8% May 2023 I/O 13 Senior CA Nov 2018 22.9 22.9 22.8 L+3.40% 2.3% 6.0% Nov 2022 I/O 14 Senior MA Apr 2022 82.2 19.3 18.5 S+3.75% —% 6.3% Apr 2025 I/O 15 Subordinated NJ Mar 2016 17.7 17.7 17.1 12.00% —% 13.7% Jan 2026 I/O Total Office $1,033.6 $859.2 $854.8 Multifamily Loans: 16 Senior NY May 2022 $133.0 $128.0 $126.4 S+3.90% 0.2% 6.0% Jun 2025 I/O 17 Senior TX Jun 2022 100.0 100.0 99.0 S+3.50% 1.5% 5.5% Jul 2025 I/O 18 Senior TX Nov 2021 68.8 67.2 66.6 L+2.85% 0.1% 5.0% Dec 2024 I/O 19 Senior(2) SC Dec 2021 67.0 67.0 66.8 L+2.90% 0.1% 4.9% Nov 2024 I/O 20 Senior SC Aug 2019 34.6 34.0 34.0 L+6.50% 2.2% 10.2% Sep 2022 I/O 21 Senior CA Nov 2021 31.7 31.7 31.5 L+2.90% —% 5.0% Dec 2025 I/O 22 Senior PA Dec 2018 30.2 29.3 29.3 L+3.00% 1.3% 5.1% Dec 2022 I/O 23 Senior WA Dec 2021 23.1 23.1 23.0 L+2.90% —% 4.9% Nov 2025 I/O 24 Senior TX Oct 2021 23.1 22.0 21.8 L+2.50% 0.1% 4.7% Oct 2024 I/O 25 Senior WA Feb 2020 19.0 18.7 18.7 L+3.00% 1.7% 5.2% Mar 2023 I/O Total Multifamily $530.5 $521.0 $517.1 Note: As of June 30, 2022. 1. I/O = interest only, P/I = principal and interest. 2. Loan commitment is allocated between a multifamily property ($60.5 million) and an office property ($6.5 million).

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Hotel Loans: 26 Senior OR/WA May 2018 $68.1 $68.1 $67.7 L+3.45% 1.9% 6.8% Nov 2022 I/O 27 Senior Diversified Sep 2018 50.2 50.2 50.2 L+3.60% 2.1% 6.1% Sep 2022 P/I 28 Senior CA Dec 2017 40.0 40.0 39.9 L+4.12% 1.4% 6.4% Jan 2023 I/O 29 Senior CA Mar 2022 60.8 39.2 38.6 S+4.20% —% 6.3% Mar 2025 I/O 30 Senior IL Apr 2018 35.0 35.0 30.5 S+4.00% 0.3% —%(2) May 2024 I/O 31 Senior NY Mar 2022 55.7 30.7 30.2 S+4.40% 0.1% 6.5% Mar 2026 I/O 32 Senior MI Nov 2015 30.0 30.0 29.7 L+3.95% 0.3% 5.9% Dec 2022 I/O Total Hotel $339.8 $293.2 $286.8 Mixed-Use Loans: 33 Senior FL Feb 2019 $84.0 $84.0 $84.0 L+4.25% 1.5% 6.0% Feb 2023 I/O 34 Senior NY Jul 2021 78.3 75.0 74.5 L+3.65% 0.1% 5.8% Jul 2024 I/O 35 Senior CA Jan 2021 58.8 58.1 57.9 (3) 0.2% 8.6% Jan 2024 I/O 36 Senior CA Feb 2020 37.9 37.9 37.8 L+4.10% 1.7% 6.5% Mar 2023 I/O 37 Senior TX Sep 2019 42.2 35.8 35.7 (4) 0.3% 6.3% Sep 2022 I/O Total Mixed-Use $301.2 $290.8 $289.9 Loans Held for Investment Portfolio Details Note: As of June 30, 2022. 1. I/O = interest only, P/I = principal and interest. 2. Loan was on non-accrual status as of June 30, 2022 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. In March 2022, the Company and the borrower entered into a modification and extension agreement to, among other things, amend the interest rate from L + 4.40% to S + 4.00% and extend the maturity date on the senior Illinois loan from May 2022 to May 2024. For the three months ended June 30, 2022, the Company received in cash and recognized $365 thousand of interest income on the senior Illinois loan and the borrower is current on all contractual interest payments. However, the senior Illinois loan is currently in default due to the failure of the borrower to make certain contractual reserve deposits by the May 2022 due date. 3. At origination, the California loan was structured as both a senior and mezzanine loan with us holding both positions. The senior loan, which had an outstanding principal balance of $45.0 million as of June 30, 2022, accrues interest at a per annum rate of L + 3.80% with a 0.20% LIBOR floor and the mezzanine loan, which had an outstanding principal balance of $13.1 million as of June 30, 2022, accrues interest at a per annum rate of 18.00%. 4. The Texas loan is split into two separate notes: Note A, which had an outstanding principal balance of $35.3 million as of June 30, 2022, accrues interest at a per annum rate of L + 3.75% and Note B, which had an outstanding principal balance of $0.4 million as of June 30, 2022, accrues interest at a per annum rate of L + 10.00%.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 38 Senior IL May 2021 $100.7 $95.7 $95.1 L+4.55% 0.2% 6.8% May 2024 I/O 39 Senior FL Dec 2021 25.5 25.5 25.4 L+2.90% 0.1% 4.9% Dec 2025 I/O 40 Senior(3) CO Jul 2021 24.6 24.6 24.4 (2) 0.3% 9.6% Feb 2023 I/O 41 Senior NJ Jun 2021 28.3 23.3 23.0 L+3.75% 0.3% 6.2% May 2024 I/O 42 Senior CA Aug 2019 19.6 19.6 19.5 L+3.75% 2.0% 6.3% Mar 2023 I/O 43 Senior(3) TX Nov 2021 10.4 10.4 10.3 L+5.25% 0.3% 7.4% Dec 2024 I/O 44 Senior(3) FL Nov 2021 9.5 9.5 9.4 L+4.75% 0.3% 8.1% Nov 2024 I/O 45 Senior(3) PA Sep 2021 8.0 8.0 8.0 L+5.50% 0.3% 7.7% Sep 2024 I/O 46 Senior(3) PA Oct 2021 7.0 7.0 6.9 L+5.90% 0.3% 8.1% Nov 2024 I/O 47 Senior(3) TN Oct 2021 6.7 6.7 6.6 L+5.50% 0.3% 7.7% Nov 2024 I/O 48 Senior FL Feb 2022 5.9 5.9 5.9 S+5.90% 0.3% 8.0% Feb 2025 I/O 49 Senior FL Feb 2022 4.7 4.7 4.6 S+5.75% 0.3% 7.8% Mar 2025 I/O 50 Senior(3) CO Sep 2021 2.9 2.9 2.9 L+6.25% 0.3% 8.4% Sep 2024 I/O 51 Senior(3) AZ Sep 2021 2.7 2.7 2.6 L+5.90% 0.3% 8.1% Oct 2024 I/O 52 Senior(3) GA Aug 2021 1.3 1.3 1.3 L+5.25% 0.3% 7.4% Sep 2024 I/O Total Industrial $257.8 $247.8 $245.9 Loans Held for Investment Portfolio Details Note: As of June 30, 2022. 1. I/O = interest only, P/I = principal and interest. 2. At origination, the Colorado loan was structured as a senior loan and in January 2022, the Company also originated the mezzanine loan. The senior loan, which had an outstanding principal balance of $20.8 million as of June 30, 2022, accrues interest at a per annum rate of L + 6.75% and the mezzanine loan, which had an outstanding principal balance of $3.8 million as of June 30, 2022, accrues interest at a per annum rate of S + 8.50%. 3. Loans are a cross-collateralized portfolio with affiliates of the same borrower.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 Loans Held for Investment Portfolio Details Note: As of June 30, 2022. 1. I/O = interest only, P/I = principal and interest. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Self Storage Loans: 53 Senior NJ Apr 2021 $55.5 $55.5 $55.6 L+3.80% 0.4% 5.5% Feb 2024 I/O 54 Senior PA Mar 2022 18.2 17.4 17.2 L+2.90% 1.0% 5.0% Dec 2025 I/O 55 Senior PA Apr 2022 13.8 13.8 13.6 L+3.05% 1.0% 5.2% Oct 2024 I/O 56 Senior MD Nov 2021 12.5 12.5 12.4 L+3.05% 1.0% 5.1% Oct 2024 I/O 57 Senior FL Jan 2021 10.8 10.8 10.8 L+2.90% 1.0% 5.1% Dec 2023 I/O 58 Senior WA Nov 2021 10.2 10.2 10.2 L+3.05% 1.0% 5.1% Oct 2024 I/O 59 Senior MO Nov 2021 9.0 9.0 8.9 L+3.05% 1.0% 5.1% Oct 2024 I/O 60 Senior MA Mar 2022 8.5 8.5 8.5 L+2.90% 0.9% 4.9% Dec 2024 I/O 61 Senior TX Apr 2022 8.0 8.0 8.0 L+2.90% 0.9% 4.9% Aug 2024 I/O 62 Senior MA Apr 2022 7.7 7.7 7.6 L+2.90% 0.9% 4.9% Nov 2024 I/O 63 Senior FL Jan 2021 7.0 7.0 6.9 L+2.90% 1.0% 5.1% Dec 2023 I/O 64 Senior FL Jan 2021 6.4 6.4 6.4 L+2.90% 1.0% 5.1% Dec 2023 I/O 65 Senior MA Apr 2022 6.8 6.3 6.3 L+2.90% 0.9% 4.9% Oct 2024 I/O 66 Senior MO Jan 2021 6.5 6.3 6.3 L+3.00% 1.3% 4.9% Dec 2023 I/O 67 Senior NJ Mar 2022 5.9 5.9 5.9 L+2.90% 0.9% 5.1% Jul 2024 I/O 68 Senior IL Jan 2021 5.6 5.6 5.6 L+3.00% 1.0% 5.1% Dec 2023 I/O 69 Senior WI Mar 2022 5.4 5.4 5.4 L+2.90% 0.9% 4.9% Jul 2024 I/O 70 Senior FL Apr 2022 4.5 4.5 4.5 L+2.90% 0.9% 4.9% Jun 2024 I/O 71 Senior FL Jan 2021 4.4 4.4 4.4 L+2.90% 1.0% 5.0% Dec 2023 I/O 72 Senior CO Jul 2021 3.2 3.2 3.2 L+2.90% 0.9% 4.7% Apr 2024 I/O 73 Senior TX Mar 2022 2.9 2.9 2.9 L+2.90% 0.9% 4.8% Sep 2024 I/O Total Self Storage $212.8 $211.3 $210.6

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 Note: As of June 30, 2022. 1. I/O = interest only, P/I = principal and interest. 2. Loan was on non-accrual status as of June 30, 2022 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. As of June 30, 2022, the senior California loan, which is collateralized by a residential property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the May 2021 maturity date. The Company evaluated this loan for impairment and concluded that no impairment charge should be recognized as of June 30, 2022. This conclusion was based in part on: (1) the current estimated fair market value of the underlying collateral property, (2) the estimated value of the contractual right to residual proceeds from the sale of a second residential property and (3) the recourse payment guarantee from two individuals that are the owners of the underlying collateral. The estimated fair market value of the underlying collateral property was determined using the comparable market sales approach 3. The weighted average floor is calculated based on loans with LIBOR or SOFR floors. Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Residential/Condominium Loans: 74 Senior FL Jul 2021 $75.0 $69.2 $68.8 L+5.25% —% 7.6% Jul 2023 I/O 75 Senior NY Mar 2022 91.1 64.2 63.4 S+8.95% 0.4% 12.4% Oct 2023 I/O 76 Senior CA Jan 2018 14.3 14.3 14.3 13.00% —% —%(2) May 2021 I/O Total Residential/Condominium $180.4 $147.7 $146.5 Student Housing Loans: 77 Senior CA Jun 2017 $34.9 $34.9 $34.9 L+3.95% 0.4% 5.8% Jul 2023 I/O 78 Senior AL Apr 2021 19.5 19.5 19.4 L+3.85% 0.2% 6.0% May 2024 I/O Total Student Housing $54.4 $54.4 $54.3 Loan Portfolio Total/Weighted Average $2,910.5 $2,625.4 $2,605.9 1.0%(3) 6.2%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 As of ($ in thousands, except share and per share data) 6/30/2022 12/31/2021 ASSETS Cash and cash equivalents $ 25,625 $ 50,615 Loans held for investment ($1,026,784 and $974,424 related to consolidated VIEs, respectively) 2,605,893 2,414,383 Current expected credit loss reserve (27,613) (23,939) Loans held for investment, net of current expected credit loss reserve 2,578,280 2,390,444 Real estate owned held for sale, net — 36,602 Other assets ($2,428 and $2,592 of interest receivable related to consolidated VIEs, respectively; $65,229 and $128,589 of other receivables related to consolidated VIEs, respectively) 92,429 154,177 Total assets $ 2,696,334 $ 2,631,838 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 853,059 $ 840,047 Notes payable — 50,358 Secured term loan 149,107 149,016 Collateralized loan obligation securitization debt (consolidated VIEs) 851,337 861,188 Secured borrowings 22,635 22,589 Due to affiliate 4,562 4,156 Dividends payable 19,198 16,674 Other liabilities ($875 and $570 of interest payable related to consolidated VIEs, respectively) 10,436 9,182 Total liabilities 1,910,334 1,953,210 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2022 and December 31, 2021 and 54,438,363 and 47,144,058 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively 537 465 Additional paid-in capital 811,411 703,950 Accumulated other comprehensive income 12,389 2,844 Accumulated earnings (deficit) (38,337) (28,631) Total stockholders' equity 786,000 678,628 Total liabilities and stockholders' equity $ 2,696,334 $ 2,631,838 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 18 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Revenue: Interest income $ 38,621 $ 33,364 $ 38,044 $ 34,023 $ 30,859 Interest expense (13,475) (12,013) (14,180) (12,669) (11,092) Net interest margin 25,146 21,351 23,864 21,354 19,767 Revenue from real estate owned — 2,672 6,247 5,850 3,764 Total revenue 25,146 24,023 30,111 27,204 23,531 Expenses: Management and incentive fees to affiliate 3,766 2,974 3,443 3,175 2,951 Professional fees 1,100 778 556 480 615 General and administrative expenses 1,587 1,613 1,271 1,119 1,195 General and administrative expenses reimbursed to affiliate 796 834 703 773 788 Expenses from real estate owned — 4,309 6,089 5,339 3,842 Total expenses 7,249 10,508 12,062 10,886 9,391 Provision for current expected credit losses 7,768 (594) 765 6,367 (3,883) Gain on sale of real estate owned — 2,197 — — — Income before income taxes 10,129 16,306 17,284 9,951 18,023 Income tax expense, including excise tax 98 105 130 — 408 Net income attributable to common stockholders $ 10,031 $ 16,201 $ 17,154 $ 9,951 $ 17,615 Earnings per common share: Basic earnings per common share $ 0.20 $ 0.34 $ 0.36 $ 0.21 $ 0.43 Diluted earnings per common share $ 0.20 $ 0.34 $ 0.36 $ 0.21 $ 0.43 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 50,562,559 47,204,397 47,026,252 46,957,339 41,009,175 Diluted weighted average shares of common stock outstanding 50,999,505 47,654,549 47,312,873 47,209,469 41,294,597 Dividends declared per share of common stock(1) $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 19 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Net income attributable to common stockholders $ 10,031 $ 16,201 $ 17,154 $ 9,951 $ 17,615 Stock-based compensation 699 766 494 428 497 Incentive fees to affiliate 965 358 830 572 693 Depreciation of real estate owned — (2,385) 151 225 225 Provision for current expected credit losses 7,768 (594) 765 6,367 (3,883) Realized gain on termination of interest rate cap derivative(1) (264) 1,960 — — — Distributable Earnings $ 19,199 $ 16,306 $ 19,394 $ 17,543 $ 15,147 Net income attributable to common stockholders $ 0.20 $ 0.34 $ 0.36 $ 0.21 $ 0.43 Stock-based compensation 0.01 0.02 0.01 0.01 0.01 Incentive fees to affiliate 0.02 0.01 0.02 0.01 0.02 Depreciation of real estate owned — (0.05) — — 0.01 Provision for current expected credit losses 0.15 (0.01) 0.02 0.14 (0.09) Realized gain on termination of interest rate cap derivative(1) (0.01) 0.04 — — — Basic Distributable Earnings per common share $ 0.38 $ 0.35 $ 0.41 $ 0.37 $ 0.37 Net income attributable to common stockholders $ 0.20 $ 0.34 $ 0.36 $ 0.21 $ 0.43 Stock-based compensation 0.01 0.02 0.01 0.01 0.01 Incentive fees to affiliate 0.02 — 0.02 0.01 0.02 Depreciation of real estate owned — (0.05) — — 0.01 Provision for current expected credit losses 0.15 (0.01) 0.02 0.13 (0.09) Realized gain on termination of interest rate cap derivative(1) (0.01) 0.04 — — — Diluted Distributable Earnings per common share $ 0.38 $ 0.34 $ 0.41 $ 0.37 $ 0.37 1. For the three months ended June 30, 2022, Distributable Earnings includes a $0.3 million adjustment to reverse the impact of the realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 20 Glossary Distributable Earnings Distributable Earnings is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,ˮ which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.